UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2011, Comstock Mining Inc. (the “Company”) entered into a Consent (the “Consent”) with John V. Winfield, The InterGroup Corporation, Portsmouth Square Inc., Santa Fe Financial Corporation and DWC Resources, Inc. (collectively, the “Winfield Group”). Pursuant to the terms of the Consent, the Company and the Winfield Group agreed to extend the due dates by which a registration statement will be filed with respect to common shares underlying convertible preferred stock of the Company held by the Winfield Group, and waiving certain rights related thereto.  The foregoing description of the Consent is qualified in its entirety by reference to the provisions of the Consent, which is attached to this report as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Consent dated August 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: August 11, 2011	By:	/s/ Corrado F. De Gasperis
Corrado F. De Gasperis
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consent dated August 8, 2011.